Scheduled Maturities of Long-Term Debt (Detail) - Mar. 31, 2016 ₨ in Millions, $ in Millions		INR (₨)	USD ($)
Due in the twelve months ending March 31:
2017		₨ 118,783.7	$ 1,793.0
2018		83,540.0	1,261.0
2019		91,670.0	1,383.7
2020		21,515.3	324.8
2021		0.0	0.0
Thereafter	[1]	204,804.5	3,091.4
Total		₨ 520,313.5	$ 7,853.9

[1]	The scheduled maturities of long-term debt do not include perpetual bonds of Rs. 2.0 billion.